UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2018

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02 - Unregistered Sale of Equity Securities.

On January 22, 2018, FirstEnergy Corp. (the Company) entered into agreements for the private placement of its equity securities representing a nearly $2.5 billion investment in the Company. The Company entered into a Preferred Stock Purchase Agreement (the Preferred SPA) with affiliates (collectively, Elliott) of Elliott Management Corporation, BRC Special Situations III LLC (Bluescape), an affiliate of Bluescape Resources Company LLC, Cheyne Walk Investment Pte. Ltd. (GIC Investor), an affiliate of GIC Private Limited, and Cove Key Master Fund LP (together with Elliott, Bluescape and GIC Investor, the Preferred Investors) for the private placement of 1,616,000 shares of mandatorily convertible preferred stock, designated as the Series A Convertible Preferred Stock, par value $100 per share, representing an investment of nearly $1.62 billion (the Preferred Stock).

On January 22, 2018, the Company also entered into a Common Stock Purchase Agreement (the Common SPA and together with the Preferred SPA, the Private Placement Agreements), with affiliates of Zimmer Partners, LP for the private placement of 30,120,482 shares of the Company’s common stock, par value $0.10 per share (the Common Stock), representing an investment of $850 million. The issuance of the Preferred Stock and Common Stock pursuant to the Private Placement Agreements, and any Common Stock issuable upon conversion of the Preferred Stock, is and will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the Securities Act), or another available exemption from registration under the Securities Act.

Preferred Stock

In connection with the issuance of the Preferred Stock, the Board of Directors of the Company adopted an amendment (the Preferred Stock Amendment) to the Amended Articles of Incorporation, as amended, of the Company, which became effective on January 22, 2018. The Preferred Stock Amendment authorizes, designates and provides for the terms of the Preferred Stock.

The Preferred Stock will participate in dividends on the Common Stock on an as-converted basis based on the number of shares of Common Stock a holder of Preferred Stock would receive if its shares of Preferred Stock were converted on the dividend record date at the Conversion Price (as defined in the Preferred Stock Amendment) in effect at that time. Such dividends will be paid at the same time that the dividends on Common Stock are paid.

Each share of Preferred Stock will be convertible into a number of shares of Common Stock equal to the $1,000 liquidation preference, divided by the Conversion Price then in effect. As of the effective date of the Preferred Stock Amendment, the Conversion Price in effect was $27.42 per share. The Conversion Price is subject to anti-dilution adjustments and adjustments for subdivisions and combinations of the Common Stock, as well as dividends on the Common Stock paid in Common Stock and for certain equity issuances below the Conversion Price then in effect. The Preferred Stock will generally be convertible at the option of holders beginning on July 22, 2018. The holders of Preferred Stock may also elect to convert their shares if the Company undergoes a Fundamental Change (as defined in the Preferred Stock Amendment). Furthermore, the Preferred Stock will automatically convert to Common Stock upon certain events of bankruptcy or liquidation of the Company. The Company may elect to convert the Preferred Stock if, at any time, fewer than 323,200 shares of Preferred Stock are outstanding.

In general, any shares of Preferred Stock outstanding on July 22, 2019 will be automatically converted. However, no shares of Preferred Stock will be converted prior to January 22, 2020 if such conversion will cause a converting holder to be deemed to beneficially own (for purposes of Rule 13d-3 under the Securities Exchange Act of 1934 (the Exchange Act)), together with its affiliates whose holdings would be aggregated with such holder for purposes of Section 13(d) under the Exchange Act, more than 4.9% of the then-outstanding Common Stock. Furthermore, in no event shall the Company issue more than 58,964,222 shares of Common Stock (the Share Cap) in the aggregate upon conversion of the Convertible Preferred Stock. From and after the time at which the aggregate number of shares of Common Stock issued upon conversion of the Preferred Stock equals the Share Cap, each holder electing to convert Convertible Preferred Stock will be entitled to receive a cash payment equal to the market value of the Common Stock such holder does not receive upon conversion.

The holders of Preferred Stock will have limited class voting rights related to the creation of additional securities that are senior or pari passu with the Preferred Stock, as well as certain reclassifications and amendments that would affect the rights of the holders of Preferred Stock. The holders of Preferred Stock will also have the right to approve issuances of securities convertible or exchangeable for Common Stock, subject to certain exceptions for compensation arrangements and bona fide dividend reinvestment or share purchase plans.

Restructuring Working Group

Pursuant to the Preferred SPA, the Company will form an advisory restructuring working group (the RWG) comprised of three of the Company’s designees (the Company Members) and two members identified in the Preferred SPA (the Outside RWG Members), who will not be employed by Elliott or any Elliott affiliates. The initial Company Members of the RWG will be James Pearson, Executive Vice President and Chief Financial Officer; Leila Vespoli, Executive Vice President, Corporate Strategy, Regulatory Affairs

and Chief Legal Officer; and Gary Benz, Senior Vice President of Strategy. The initial Outside RWG Members are industry professionals C. John Wilder, Executive Chairman of Bluescape Energy Partners, LLC, and Anthony (Tony) Horton, Chief Financial Officer and Executive Vice President of Energy Future Holdings Corp.

The RWG will meet and provide advisory services (including recommendations, suggestions and advice) to the management of the Company regarding the restructuring of FES and the Company’s participation in such restructuring. The RWG is advisory only and will not have authority to make decisions for the Company or FES. The Outside RWG Members will also be subject to certain confidentiality and standstill restrictions, and will be entitled to certain indemnification and expense reimbursement rights.

Mr. Wilder, an affiliate of Bluescape, will not receive separate compensation for service on the RWG. In consideration of Bluescape’s willingness to make Wilder available to serve as an Outside RWG member, the Company and Bluescape have agreed to make certain payments to each other based on the performance of the Common Stock. This arrangement provides for a maximum payment to Bluescape of up to $29 million but in certain circumstances involving significant outperformance of the Common Stock, may result instead in a payment from Bluescape to the Company. The maximum will be payable only if the volume weighted average price of the Common Stock is $27.34 or less during a five day measurement period ending on the earlier to occur of (i) July 22, 2020, (ii) six months following the emergence of FES from a restructuring, and (iii) the date on which the Company undergoes certain fundamental changes such as sales of all or substantially all of its assets or acquisitions of a majority of its stock. The potential payment to Bluescape decreases ratably as the volume weighted average price of the Common Stock during this measurement period goes above $27.34 and results in a payment by Bluescape to the Company if the volume weighted average price of the Common Stock during this measurement period reaches a level greater than approximately $40.66. Though the potential payment to Bluescape is capped, there is no limit to the size of this potential payment from Bluescape to the Company. Additionally, Mr. Wilder has agreed to retain investments in Common Stock and Common Stock equivalents, through the end of the measurement period, such that Mr. Wilder and his estate planning vehicle have an aggregate net economic long interest in Common Stock above thresholds tied to two-thirds of Bluescape’s original investment. If, prior to earliest to occur of (i) the date that FES emerges from a restructuring, (ii) January 22, 2020 or (iii) the date on which the Company undergoes a fundamental change (the End Date), Mr. Wilder terminates his service on the RWG, or if he is removed from the RWG for certain breaches of his consulting agreement, Bluescape will forfeit any right to receive any payment from the Company in connection with this arrangement. Conversely, if, prior to the End Date, Mr. Wilder’s service on the RWG is terminated for a reason other than for certain breaches of his consulting agreement, the Company will forfeit any right to receive any payment from Bluescape in connection with this arrangement.

Mr. Horton will also serve as an initial Outside RWG Member. It is anticipated that Mr. Horton will receive a monthly fee for his service and will also be eligible to receive a potential success fee, at the sole discretion of the Company’s board of directors, upon the conclusion of the RWG engagement.

The Company and Elliott, upon mutual written agreement, shall have the right to remove any of Outside RWG Members. In the event that either of the Outside RWG Members is removed, resigns or is unable to serve on the RWG for any reason, Elliott has the ability to propose a replacement, subject to the approval of the Company at the time of proposal). The Company will have the right to remove any of the Company Members in its sole discretion and, upon such removal, or in the event that any of the Company Members resigns or is unable to serve on the RWG for any reason, the Company shall have the exclusive right to appoint a replacement. It is not expected that any amounts payable to Mr. Horton or any subsequent Outside RWG Members will be material to the Company.

Standstill Provisions
Under the Preferred SPA, the “Standstill Period” commences on January 22, 2018 and ends on the later of (i) the one-year anniversary of the date on which Elliott ceases to be a Restricted Investor and (ii) June 30, 2020. So long as Elliott, together with its affiliates, Beneficially Owns (as defined in the Preferred SPA) at least 3.00% of the Common Stock, in the aggregate, Elliott constitutes a “Restricted Investor” under the Preferred SPA. Restricted Investors are prohibited from taking the following actions, among other customary restrictions, without the prior consent of the Company:

•
acquiring additional securities or other indebtedness of the Company or its subsidiaries, provided that a Restricted Investor will be permitted to (i) purchase Common Stock so long as such purchase would not cause such Restricted Investor, together with its affiliates, to Beneficially Own greater than 9.9% of the outstanding Common Stock and (ii) purchase indebtedness of the Company and its subsidiaries except for FirstEnergy Solutions Corp. (FES), Allegheny Energy Supply, and their respective subsidiaries;

•	propose a change in, or criticize, the management or boards of directors of the Company or its subsidiaries, subject to certain exceptions;

•
make statements or proposals with respect to a merger, restructuring, sale of assets, dividend, share repurchase or liquidation, or any similar transaction, or that require the Company or its subsidiaries to make a public action or statement regarding the possibility of any of the foregoing;

•
take any action to oppose any plan of reorganization, plan of liquidation, debtor-in-possession financing arrangements or cash collateral arrangements contemplated by the Company or its subsidiaries, or make any public statement related thereto or communicate with FES or its advisors or creditors;

•	take a net economic short interest in the Common Stock or debt securities of the Company.

Registration Rights

Each of the Private Placement Agreements contains provisions that provide for certain registration rights covering “Registrable Securities,” which, subject to customary limitations and exceptions, in the case of the Preferred SPA, includes shares of Common Stock issuable upon conversion of the Preferred Stock and, in the case of the Common SPA, includes shares of Common Stock issued thereunder.

Pursuant to such provisions in the Private Placement Agreements, the Company is required to file a shelf registration statement with respect to Registrable Securities. Subject to customary exceptions, the Company must cause to become effective and maintain the effectiveness of any such registration statement until the Registrable Securities covered by the registration statement have been disposed of or are no longer Registrable Securities, provided that the Company’s obligation under the Preferred SPA to maintain the effectiveness of any such registration statement will not extend beyond January 22, 2021.

Holders of Registrable Securities that have a market value in excess of $300 million under the Preferred SPA have the right to require that the Company effectuate a public offering of any or all of their Registrable Securities, including by means of an underwritten offering; provided that the Company is not obligated to effect more than one such public offering in any twelve-month period or any public offering expected to produce aggregate proceeds of less than $175.0 million, in the good faith judgment of the managing underwriter(s) thereof.

If at any time the Company proposes to file a registration statement, other than the shelf registration statement referred to in the immediately preceding paragraph, for a public offering of Common Stock for cash, excluding certain employee benefit plans, dividend reinvestment plans and other transactions, or sell securities that have been registered on such shelf registration statement in connection with a public offering of Common Stock by the Company, holders of Registrable Securities under the Common SPA will have piggyback registration rights to include such Registrable Securities in such registration and public offerings of Common Stock for cash thereunder.

The registration rights in the Private Placement Agreements are subject to certain conditions, exceptions and limitations, including rights of the Company to delay the filing of, suspend the use of or withdraw a registration statement. The Company will be obligated to pay all fees and expenses in connection with its obligations pursuant to the registration rights under the Private Placement Agreements, subject to certain exceptions and limitations.

The foregoing descriptions of the Preferred Stock Amendment and the Private Placement Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Preferred Stock Amendment, the Preferred SPA and the Common SPA, copies of which are included as Exhibits 3.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03 - Material Modification to Rights of Security Holders.

The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 - Amendment to Articles of Incorporation.

The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended Articles of Incorporation of FirstEnergy Corp., effective January 22, 2018.
10.1	Preferred Stock Purchase Agreement, dated January 22, 2018, among FirstEnergy Corp. and the Preferred Investors.
10.2	Common Stock Purchase Agreement, dated January 22, 2018, among FirstEnergy Corp. and ZP Master Utility Fund, Ltd., P Zimmer, Ltd., ZP Energy Fund, L.P. and ZP Master Energy Fund, L.P.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and the effectiveness of our strategy to transition to a fully regulated business profile; the accomplishment of our regulatory and operational goals in connection with our transmission and distribution investment plans, including, but not limited to, our planned transition to forward-looking formula rates; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet; success of legislative and regulatory solutions for generation assets that recognize their environmental or energy security benefits, including the Notice of Proposed Rulemaking released by the Secretary of Energy and action by the Federal Energy Regulatory Commission (FERC); the risks and uncertainties associated with the lack of viable alternative strategies regarding the Competitive Energy Services (CES) segment, thereby causing FirstEnergy Solutions Corp. (FES), and likely FirstEnergy Nuclear Operating Company (FENOC), to restructure its substantial debt and other financial obligations with its creditors or seek protection under United States bankruptcy laws and the losses, liabilities and claims arising from such bankruptcy proceeding, including any obligations at FirstEnergy Corp.; the risks and uncertainties at the CES segment, including FES, and its subsidiaries, and FENOC, related to wholesale energy and capacity markets and the viability and/or success of strategic business alternatives, such as pending and potential CES generating unit asset sales, the potential conversion of the remaining generation fleet from competitive operations to a regulated or regulated-like construct or the potential need to deactivate additional generating units, which could result in further substantial write-downs and impairments of assets; the substantial uncertainty as to FES’ ability to continue as a going concern and substantial risk that it may be necessary for FES, and likely FENOC, to seek protection under United States bankruptcy laws; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the uncertainties associated with the deactivation of older regulated and competitive units, including the impact on vendor commitments, such as long-term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; replacement power costs being higher than anticipated or not fully hedged; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic or weather conditions affecting future sales, margins and operations such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates; the impact of the federal regulatory process on FERC-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, including the new federal administration's required review and potential revision of environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency’s Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, increase requirements to post additional collateral to support, or accelerate payments under outstanding commodity positions, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy Corp. and/or its subsidiaries, specifically FES and its subsidiaries; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. We expressly disclaim any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2018

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer